VOYAGEUR GROWTH AND INCOME FUND
                           VOYAGEUR GROWTH STOCK FUND
                       VOYAGEUR INTERNATIONAL EQUITY FUND
                         VOYAGEUR AGGRESSIVE GROWTH FUND

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    SUPPLEMENT DATED SEPTEMBER 20, 1995 TO PROSPECTUS DATED SEPTEMBER 1, 1995
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     The second  sentence  under the heading  "Class A Shares -- Front End Sales
Charge Alternative -- Rule 12b-1 Fees" on page 18 of the Prospectus is amended to read "All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to average daily net assets of a Fund attributable to shares sold or serviced by such institutions or service providers.

     The third sentence under the heading "Class B Shares-- Contingent Deferred Sales Charge Alternative" on page 19 of the Prospectus is amended to read "Although Class B shares are sold without an initial sales charge, the Underwriter pays broker-dealers a fee of 3% of the amount invested at the time of initial purchase, and pays an ongoing annual servicing fee of .15% (paid quarterly)."

     The purpose of these changes is to clarify that the fees described herein will begin to accrue at the time of purchase of shares.